                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    June 27, 2001


                      Fleet Bank (RI), National Association
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                        Fleet Credit Card Master Trust II

                 United States                                    333-38650-01                              050495490
-------------------------------------------------     -------------------------------------    ------------------------------------
 (State or Other Jurisdiction of Incorporation)             (Commission File Number)              (IRS Employer Identification
                                                                                                             Number)

                     111 Westminster Street
                    Providence, Rhode Island                                                         02903
------------------------------------------------------------------              -------------------------------------------------
             (Address of Principal Executive Office)                                               (Zip Code)

Registrant's telephone number, including area code (401) 278-5451

                                       N/A
    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.        Not Applicable.

Item 2.        Not Applicable.

Item 3.        Not Applicable.

Item 4.        Not Applicable.

Item 5. On June 27, 2001 the Fleet Credit Card Master Trust II issued its Class A 5.60% Asset Backed Certificates and its Class B 5.90% Asset Backed Certificates.

Item 6.        Not Applicable.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

               Exhibits

               4.1    Series 2001-B Supplement dated as of June 27, 2001.

Item 8.        Not Applicable.

Item 9.        Not Applicable.


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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FLEET BANK (RI), NATIONAL ASSOCIATION
                                       On behalf of the Fleet Credit Card
                                       Master Trust II



                                      By: /s/ Jeffrey A. Lipson
                                          --------------------------------------
                                      Name:  Jeffrey A. Lipson
                                      Title: Vice President


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                                  EXHIBIT INDEX


Exhibit                            Description
-------                            -----------

4.1             Series 2001-B Supplement dated as of June 27, 2001.